Exhibit 99.2

MORGAN STANLEY
Financial Supplement - 2Q 2012
Table of Contents

Page #

1	…………….	Quarterly Financial Summary
2	…………….	Quarterly Consolidated Income Statement Information
3	…………….	Quarterly Earnings Per Share Summary
4 - 5	…………….	Quarterly Consolidated Financial Information and Statistical Data
6	…………….	Quarterly Institutional Securities Income Statement Information
7 - 8	…………….	Quarterly Institutional Securities Financial Information and Statistical Data
9	…………….	Quarterly Global Wealth Management Group Income Statement Information
10	…………….	Quarterly Global Wealth Management Group Financial Information and Statistical Data
11	…………….	Quarterly Asset Management Income Statement Information
12	…………….	Quarterly Asset Management Financial Information and Statistical Data
13	…………….	Country Risk Exposure - European Peripherals and France Appendix I
14	…………….	Earnings Per Share Appendix II
15 - 16	…………….	End Notes
17	…………….	Legal Notice

MORGAN STANLEY
Quarterly Financial Summary
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change
Net revenues
Institutional Securities	$3,234	$3,023	$5,159	7%	(37%)	$6,257	$8,727	(28%)
Global Wealth Management Group	3,305	3,414	3,440	(3%)	(4%)	6,719	6,844	(2%)
Asset Management	456	533	636	(14%)	(28%)	989	1,258	(21%)
Intersegment Eliminations	(42)	(35)	(28)	(20%)	(50%)	(77)	(48)	(60%)
Consolidated net revenues	$6,953	$6,935	$9,207	--	(24%)	$13,888	$16,781	(17%)

Income (loss) from continuing operations before tax
Institutional Securities	$508	$(312)	$1,485	*	(66%)	$196	$1,917	(90%)
Global Wealth Management Group	393	387	317	2%	24%	780	661	18%
Asset Management	43	128	168	(66%)	(74%)	171	293	(42%)
Intersegment Eliminations	(4)	0	0	*	*	(4)	0	*
Consolidated income (loss) from continuing operations before tax	$940	$203	$1,970	*	(52%)	$1,143	$2,871	(60%)

Income (loss) applicable to Morgan Stanley
Institutional Securities	$381	$(296)	$1,021	*	(63%)	$85	$1,755	(95%)
Global Wealth Management Group	172	193	178	(11%)	(3%)	365	360	1%
Asset Management	14	25	22	(44%)	(36%)	39	90	(57%)
Intersegment Eliminations	(4)	0	0	*	*	(4)	0	*
Consolidated income (loss) applicable to Morgan Stanley	$563	$(78)	$1,221	*	(54%)	$485	$2,205	(78%)

Financial Metrics:
Return on average common equity
from continuing operations	3.5%	*	*			1.4%	1.0%
Return on average common equity	3.7%	*	*			1.5%	0.8%

Tier 1 common capital ratio	13.5%	13.3%	11.4%
Tier 1 capital ratio	17.1%	16.8%	14.5%

Book value per common share	$31.02	$30.74	$30.17
Tangible book value per common share	$27.70	$27.37	$26.61

Notes:	-
Results for the quarters ended June 30, 2012, March 31, 2012 and June 30, 2011, include positive (negative) revenue of $350 million, $(1,978) million and $244 million, respectively, related to the movement in Morgan Stanley's credit spreads and other credit factors on certain long-term and short-term debt (Debt Valuation Adjustment, DVA).

-
Income (loss) applicable to Morgan Stanley represents income (loss) from continuing operations, adjusted for the portion of net income (loss) applicable to noncontrolling interests related to continuing operations.  For the quarter ended June 30, 2012, net income (loss) applicable to noncontrolling interests includes $8 million reported as a gain in discontinued operations.

-
The return on average common equity and tangible book value per common share are non-GAAP measures that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance and capital adequacy.

	-	Tier 1 common capital ratio equals Tier 1 common equity divided by Risk Weighted Assets (RWA).
	-	Tier 1 capital ratio equals Tier 1 capital divided by RWA.
	-	Book value per common share equals common equity divided by period end common shares outstanding.
	-	Tangible book value per common share equals tangible common equity divided by period end common shares outstanding.
	-	See page 4 of the financial supplement for additional information related to the calculation of the financial metrics.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change
Revenues:
Investment banking	$1,104	$1,063	$1,695	4%	(35%)	$2,167	$2,909	(26%)
Principal transactions:
Trading	2,469	2,407	3,484	3%	(29%)	4,876	6,461	(25%)
Investments	63	85	402	(26%)	(84%)	148	731	(80%)
Commissions and fees	1,040	1,177	1,283	(12%)	(19%)	2,217	2,722	(19%)
Asset management, distribution and admin. fees	2,268	2,152	2,174	5%	4%	4,420	4,257	4%
Other	170	110	237	55%	(28%)	280	(237)	*
Total non-interest revenues	7,114	6,994	9,275	2%	(23%)	14,108	16,843	(16%)

Interest income	1,323	1,542	1,961	(14%)	(33%)	2,865	3,820	(25%)
Interest expense	1,484	1,601	2,029	(7%)	(27%)	3,085	3,882	(21%)
Net interest	(161)	(59)	(68)	(173%)	(137%)	(220)	(62)	*
Net revenues	6,953	6,935	9,207	--	(24%)	13,888	16,781	(17%)

Non-interest expenses:
Compensation and benefits	3,633	4,431	4,622	(18%)	(21%)	8,064	8,907	(9%)

Non-compensation expenses:
Occupancy and equipment	380	392	395	(3%)	(4%)	772	792	(3%)
Brokerage, clearing and exchange fees	405	403	410	--	(1%)	808	811	--
Information processing and communications	487	459	444	6%	10%	946	884	7%
Marketing and business development	156	146	151	7%	3%	302	293	3%
Professional services	478	412	467	16%	2%	890	870	2%
Other	474	489	748	(3%)	(37%)	963	1,353	(29%)
Total non-compensation expenses	2,380	2,301	2,615	3%	(9%)	4,681	5,003	(6%)

Total non-interest expenses	6,013	6,732	7,237	(11%)	(17%)	12,745	13,910	(8%)

Income (loss) from continuing operations before taxes	940	203	1,970	*	(52%)	1,143	2,871	(60%)
Income tax provision / (benefit) from continuing operations	226	54	538	*	(58%)	280	294	(5%)
Income (loss) from continuing operations	714	149	1,432	*	(50%)	863	2,577	(67%)
Gain (loss) from discontinued operations after tax	36	(15)	(26)	*	*	21	(41)	*
Net income (loss)	$750	$134	$1,406	*	(47%)	$884	$2,536	(65%)
Net income (loss) applicable to noncontrolling interests	159	228	213	(30%)	(25%)	387	375	3%
Net income (loss) applicable to Morgan Stanley	591	(94)	1,193	*	(50%)	497	2,161	(77%)
Preferred stock dividend / Other	27	25	1,751	8%	(98%)	51	1,973	(97%)
Earnings (loss) applicable to Morgan Stanley common shareholders	$564	$(119)	$(558)	*	*	$446	$188	137%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	563	(78)	1,221	*	(54%)	485	2,205	(78%)
Gain (loss) from discontinued operations after tax	28	(16)	(28)	*	*	12	(44)	*
Net income (loss) applicable to Morgan Stanley	$591	$(94)	$1,193	*	(50%)	$497	$2,161	(77%)

Pre-tax profit margin	14%	3%	21%			8%	17%
Compensation and benefits as a % of net revenues	52%	64%	50%			58%	53%
Non-compensation expenses as a % of net revenues	34%	33%	28%			34%	30%
Effective tax rate from continuing operations	24.0%	26.5%	27.3%			24.5%	10.2%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.  Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

-
For the quarter ended June 30, 2012, discontinued operations included operating results related to Saxon (reported in Institutional Securities segment) and a pre-tax gain of $108 million ($73 million after-tax) and other operating income related to the sale of Quilter & Co. Ltd. (Quilter) (reported in the Global Wealth Management business segment).

-
For the quarter ended March 31, 2012, discontinued operations primarily reflected an after-tax loss related to the first phase of the previously announced disposition of Saxon and the operating results of Quilter.

-
The quarter ended June 30, 2011, preferred stock dividend/other included a one-time negative adjustment of approximately $1.7 billion related to the conversion of Series B Non-Cumulative Non-Voting Perpetual Convertible Preferred Stock held by Mitsubishi UFJ Financial Group, Inc. (MUFG), into Morgan Stanley common stock (MUFG conversion).

	-	Preferred stock dividend / other includes allocation of earnings to Participating Restricted Stock Units (RSUs).
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Earnings Per Share
(unaudited, dollars in millions, except for per share data)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change

Income (loss) from continuing operations	$714	$149	$1,432	*	(50%)	$863	$2,577	(67%)
Net income (loss) from continuing operations applicable to noncontrolling interest	151	227	211	(33%)	(28%)	378	372	2%
Income from continuing operations applicable to Morgan Stanley	563	(78)	1,221	*	(54%)	485	2,205	(78%)
Less: Preferred Dividends	(24)	(24)	(24)	--	--	(48)	(244)	80%
Less: MUFG preferred stock conversion	-	-	(1,726)	--	*	-	(1,726)	*
Income from continuing operations applicable to Morgan Stanley, prior to allocation of income to Participating Restricted Stock Units	539	(102)	(529)	*	*	437	235	86%

Basic EPS Adjustments:
Less: Allocation of earnings to Participating Restricted Stock Units	3	1	1	200%	200%	3	4	(25%)
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$536	$(103)	$(530)	*	*	$434	$231	88%

Gain (loss) from discontinued operations after tax	36	(15)	(26)	*	*	21	(41)	*
Less: Gain (loss) from discontinued operations after tax applicable to noncontrolling interests	8	1	2	*	*	9	3	200%
Gain (loss) from discontinued operations after tax applicable to Morgan Stanley	28	(16)	(28)	*	*	12	(44)	*
Less: Allocation of earnings to Participating Restricted Stock Units	0	0	0	--	--	0	1	*
Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	28	(16)	(28)	*	*	12	(43)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$564	$(119)	$(558)	*	*	$446	$188	137%

Average basic common shares outstanding (millions)	1,885	1,877	1,464	--	29%	1,881	1,460	29%

Earnings per basic share:
Income from continuing operations	$0.28	$(0.05)	$(0.36)	*	*	$0.23	$0.16	44%
Discontinued operations	$0.02	$(0.01)	$(0.02)	*	*	$0.01	$(0.03)	*
Earnings per basic share	$0.30	$(0.06)	$(0.38)	*	*	$0.24	$0.13	85%

Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$536	$(103)	$(530)	*	*	$434	$231	88%

Diluted EPS Adjustments:
Earnings (loss) from continuing operations applicable to Morgan Stanley common shareholders	$536	$(103)	$(530)	*	*	$434	$231	88%

Earnings (loss) from discontinued operations applicable to Morgan Stanley common shareholders	28	(16)	(28)	*	*	12	(43)	*

Earnings (loss) applicable to Morgan Stanley common shareholders	$564	$(119)	$(558)	*	*	$446	$188	137%

Average diluted common shares outstanding and common stock equivalents (millions)	1,912	1,877	1,464	2%	31%	1,907	1,477	29%

Earnings per diluted share:
Income from continuing operations	$0.28	$(0.05)	$(0.36)	*	*	$0.23	$0.16	44%
Discontinued operations	$0.01	$(0.01)	$(0.02)	*	*	$-	$(0.03)	*
Earnings per diluted share	$0.29	$(0.06)	$(0.38)	*	*	$0.23	$0.13	77%

Notes:	-	The Firm calculates earnings per share using the two-class method as described under the accounting guidance for earnings per share. For further discussion of the Firm's earnings per share calculations, see page 14 of the financial supplement and Note 2 to the consolidated financial statements in the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited)

	Quarter Ended						Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012		Mar 31, 2012		June 30, 2011		Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change

Regional revenues (1)
Americas	$5,114		$4,790		$6,599		7%	(23%)	$9,904	$12,065	(18%)
EMEA (Europe, Middle East, Africa)	978		1,154		1,527		(15%)	(36%)	2,132	3,194	(33%)
Asia	861		991		1,081		(13%)	(20%)	1,852	1,522	22%
Consolidated net revenues	$6,953		$6,935		$9,207		--	(24%)	$13,888	$16,781	(17%)

Worldwide employees	58,627		59,200		62,577		(1%)	(6%)

Firmwide deposits	$68,252		$66,441		$65,525		3%	4%
Total assets	$753,757		$781,030		$830,747		(3%)	(9%)
Risk weighted assets (2)	$317,188		$317,693		$353,323		--	(10%)
Global Liquidity Reserve (Billions) (3)	$173		$179		$182		(3%)	(5%)
Long-Term Debt Outstanding	$167,828		$176,723		$196,106		(5%)	(14%)
Maturities of Long-Term Debt Outstanding (next 12 months)	$25,356		$29,458		$35,848		(14%)	(29%)

Common equity	61,333		60,816		58,199		1%	5%
Preferred equity	1,508		1,508		1,508		--	--
Morgan Stanley shareholders' equity	62,841		62,324		59,707		1%	5%
Junior subordinated debt issued to capital trusts	4,851		4,838		4,826		--	1%
Less: Goodwill and intangible assets (4)	(6,568)		(6,660)		(6,860)		1%	4%
Tangible Morgan Stanley shareholders' equity	$61,124		$60,502		$57,673		1%	6%
Tangible common equity	$54,765		$54,156		$51,339		1%	7%

Leverage ratio	12.3	x	12.9	x	14.4	x

Tier 1 common capital (5)	$42,801		$42,151		$40,262		2%	6%
Tier 1 capital (6)	$54,281		$53,527		$51,170		1%	6%

Tier 1 common capital ratio	13.5%		13.3%		11.4%
Tier 1 capital ratio	17.1%		16.8%		14.5%
Tier 1 leverage ratio	7.1%		7.0%		6.0%

Period end common shares outstanding (000's)	1,977,403		1,978,338		1,929,033		--	3%

Book value per common share	$31.02		$30.74		$30.17
Tangible book value per common share	$27.70		$27.37		$26.61

Notes:	-	All data presented in millions except number of employees, liquidity, ratios and book values.
	-	The number of worldwide employees for all periods has been restated to exclude employees of Quilter.
	-	The goodwill and intangible assets deduction include the Firm's share of Morgan Stanley Smith Barney (MSSB) goodwill and intangible assets.
	-	Tangible common equity equals common equity less goodwill and intangible assets net of allowable mortgage servicing rights deduction.
	-	Leverage ratio equals total assets divided by tangible Morgan Stanley shareholders' equity.
-
Tier 1 leverage ratio equals Tier 1 capital divided by adjusted average total assets (which reflects adjustments for disallowed goodwill, certain intangible assets, deferred tax assets and financial and non-financial equity investments).

	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Consolidated Financial Information and Statistical Data
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change:
Average Tier 1 Common Capital (1)
Institutional Securities	$22.3	$22.1	$27.5	1%	(19%)	$22.3	$26.7	(16%)
Global Wealth Management Group	3.8	3.6	3.4	6%	12%	3.7	3.3	12%
Asset Management	1.3	1.3	1.5	--	(13%)	1.3	1.5	(13%)
Parent capital	15.1	13.9	(0.4)	9%	*	14.4	0.0	*
Total - continuing operations	42.5	40.9	32.0	4%	33%	41.7	31.5	32%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$42.5	$40.9	$32.0	4%	33%	$41.7	$31.5	32%

Average Common Equity (1)
Institutional Securities	$29.4	$29.5	$33.9	--	(13%)	$29.5	$33.5	(12%)
Global Wealth Management Group	13.3	13.3	13.4	--	(1%)	13.3	13.2	1%
Asset Management	2.5	2.5	2.7	--	(7%)	2.5	2.7	(7%)
Parent capital	16.2	15.2	(0.4)	7%	*	15.7	(0.5)	*
Total - continuing operations	61.4	60.5	49.6	1%	24%	61.0	48.9	25%
Discontinued operations	0.0	0.0	0.0	--	--	0.0	0.0	--
Firm	$61.4	$60.5	$49.6	1%	24%	$61.0	$48.9	25%

Return on average Tier 1 common capital
Institutional Securities	6%	*	*			0%	0%
Global Wealth Management Group	18%	21%	*			19%	8%
Asset Management	4%	7%	*			6%	*
Total - continuing operations	5%	*	*			2%	1%
Firm	5%	*	*			2%	1%

Return on average common equity
Institutional Securities	5%	*	*			0%	0%
Global Wealth Management Group	5%	6%	*			5%	2%
Asset Management	2%	4%	*			3%	*
Total - continuing operations	4%	*	*			1%	1%
Firm	4%	*	*			1%	1%

Notes:	-
Beginning in the quarter ended March 31, 2012, Firm and segment required Capital is met by Tier 1 common capital. Prior to the current quarter, the Firm's required Capital was met by regulatory Tier 1 capital or Tier 1 common equity. Segment capital for prior quarters has been recast under this framework.  Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities.

-
The return on average common equity and average Tier 1 common capital are non-GAAP measures that the Firm considers to be useful measures that the Firm and investors use to assess operating performance.

	-	The MUFG conversion which occurred on June 30, 2011, did not have a material effect on firm or business segment average common equity for the three and six months ended June 30, 2011.
-
For the quarter and six months ended June 30, 2011, the negative adjustment of $1.7 billion related to the MUFG conversion was allocated to the business segments and included in the numerator for the purpose of calculating the return on average common equity as follows: Institutional Securities $1.4 billion, Global Wealth Management $0.2 billion and Asset Management $0.1 billion. Excluding this negative adjustment, the return on average common equity for the quarter and six months ended June 30, 2011, would have been:

Quarter: Firm: 10%, Institutional Securities: 12%, Global Wealth Management: 5% and Asset Management: 3%
Six Months: Firm: 8%, Institutional Secuties: 9%, Global Wealth Management: 5% and Asset Management: 6%
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Institutional Securities Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change
Revenues:
Investment banking	$884	$851	$1,473	4%	(40%)	$1,735	$2,481	(30%)
Principal transactions:
Trading	2,254	2,044	3,208	10%	(30%)	4,298	5,855	(27%)
Investments	46	(49)	150	*	(69%)	(3)	293	*
Commissions and fees	509	548	605	(7%)	(16%)	1,057	1,274	(17%)
Asset management, distribution and admin. fees	33	32	35	3%	(6%)	65	65	--
Other	51	58	92	(12%)	(45%)	109	(510)	*
Total non-interest revenues	3,777	3,484	5,563	8%	(32%)	7,261	9,458	(23%)

Interest income	931	1,145	1,579	(19%)	(41%)	2,076	3,065	(32%)
Interest expense	1,474	1,606	1,983	(8%)	(26%)	3,080	3,796	(19%)
Net interest	(543)	(461)	(404)	(18%)	(34%)	(1,004)	(731)	(37%)
Net revenues	3,234	3,023	5,159	7%	(37%)	6,257	8,727	(28%)

Compensation and benefits	1,425	2,108	2,210	(32%)	(36%)	3,533	4,133	(15%)
Non-compensation expenses	1,301	1,227	1,464	6%	(11%)	2,528	2,677	(6%)
Total non-interest expenses	2,726	3,335	3,674	(18%)	(26%)	6,061	6,810	(11%)

Income (loss) from continuing operations before taxes	508	(312)	1,485	*	(66%)	196	1,917	(90%)
Income tax provision / (benefit) from continuing operations	72	(105)	347	*	(79%)	(33)	(16)	(106%)
Income (loss) from continuing operations	436	(207)	1,138	*	(62%)	229	1,933	(88%)
Gain (loss) from discontinued operations after tax	(29)	(17)	(30)	(71%)	3%	(46)	(53)	13%
Net income (loss)	407	(224)	1,108	*	(63%)	183	1,880	(90%)
Net income (loss) applicable to noncontrolling interests	55	89	117	(38%)	(53%)	144	178	(19%)
Net income (loss) applicable to Morgan Stanley	$352	$(313)	$991	*	(64%)	$39	$1,702	(98%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	381	(296)	1,021	*	(63%)	85	1,755	(95%)
Gain (loss) from discontinued operations after tax	(29)	(17)	(30)	(71%)	3%	(46)	(53)	13%
Net income (loss) applicable to Morgan Stanley	$352	$(313)	$991	*	(64%)	$39	$1,702	(98%)

Return on average common equity
from continuing operations	5%	*	*			0%	0%
Pre-tax profit margin	16%	*	29%			3%	22%
Compensation and benefits as a % of net revenues	44%	70%	43%			57%	47%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter ended June 30, 2012, discontinued operations included operating results related to Saxon.
	-	For the quarter ended March 31, 2012, discontinued operations included an after-tax loss related to the first phase of the previously announced disposition of Saxon.
-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Institutional Securities would have been 12% and 9%, respectively for the quarter and six months ended June 30, 2011.

	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change

Investment Banking
Advisory revenues	$263	$313	$533	(16%)	(51%)	$576	$918	(37%)
Underwriting revenues
Equity	283	172	419	65%	(32%)	455	704	(35%)
Fixed income	338	366	521	(8%)	(35%)	704	859	(18%)
Total underwriting revenues	621	538	940	15%	(34%)	1,159	1,563	(26%)

Total investment banking revenues	$884	$851	$1,473	4%	(40%)	$1,735	$2,481	(30%)

Sales & Trading
Equity	$1,218	$1,452	$1,853	(16%)	(34%)	$2,670	$3,555	(25%)
Fixed Income and Commodities	1,046	997	2,098	5%	(50%)	2,043	3,875	(47%)
Other	(11)	(286)	(507)	96%	98%	(297)	(967)	69%
Total sales & trading net revenues	$2,253	$2,163	$3,444	4%	(35%)	$4,416	$6,463	(32%)

Investments & Other
Investments	$46	$(49)	$150	*	(69%)	$(3)	$293	*
Other	51	58	92	(12%)	(45%)	109	(510)	*
Total investments & other revenues	$97	$9	$242	*	(60%)	$106	$(217)	*

Total Institutional Securities net revenues	$3,234	$3,023	$5,159	7%	(37%)	$6,257	$8,727	(28%)

Average Daily 95% / One-Day Value-at-Risk ("VaR") (1)
Primary Market Risk Category ($ millions, pre-tax)
Interest rate and credit spread	$75	$57	$117
Equity price	$36	$33	$31
Foreign exchange rate	$16	$16	$20
Commodity price	$34	$31	$29

Aggregation of Primary Risk Categories	$81	$72	$135

Credit Portfolio VaR	$33	$40	$97

Trading VaR	$91	$84	$145

Notes:	-	For the periods noted below, sales and trading net revenues included positive (negative) revenue related to DVA as follows:
June 30, 2012: Total QTD: $350 million; Fixed Income & Commodities: $276 million; Equity: $74 million
March 31, 2012: Total: $(1,978) million; Fixed Income & Commodities: $(1,597) million; Equity: $(381) million
June 30, 2011: Total QTD: $244 million; Fixed Income & Commodities: $192 million; Equity: $52 million
June 30, 2012: Total YTD: $(1,628) million; Fixed Income & Commodities: $(1,321) million; Equity: $(307) million
June 30, 2011: Total YTD: $55 million; Fixed Income & Commodities: $33 million; Equity: $22 million
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Institutional Securities - Corporate Loans and Commitments
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011

Loans and commitments at fair value
Corporate funded loans:
Investment grade	$5.2	$6.4	$7.2	(19%)	(28%)
Non-investment grade	5.9	6.8	7.1	(13%)	(17%)
Total corporate funded loans	$11.1	$13.2	$14.3	(16%)	(22%)

Corporate lending commitments:
Investment grade	$29.5	$41.5	$53.2	(29%)	(45%)
Non-investment grade	9.3	12.2	18.5	(24%)	(50%)
Total corporate lending commitments	$38.8	$53.7	$71.7	(28%)	(46%)

Corporate funded loans plus lending commitments:
Investment grade	$34.7	$47.9	$60.4	(28%)	(43%)
Non-investment grade	15.2	19.0	25.6	(20%)	(41%)
Total loans and commitments at fair value	$49.9	$66.9	$86.0	(25%)	(42%)

% investment grade	70%	72%	70%
% non-investment grade	30%	28%	30%

Held for investment (HFI) portfolio	$32.9	$18.1	$1.6	82%	*

Held for sale (HFS) portfolio	$8.1	$0.5	$-	*	*
Total Corporate Lending Exposure	$90.9	$85.5	$87.6	6%	4%

Hedges	$24.4	$33.8	$34.0	(28%)	(28%)

Notes:	-
In connection with certain of its Institutional Securities business activities, the Firm provides loans or lending commitments to select clients related to its event driven or relationship lending activities.  For a further discussion of this activity, see the Firm's Annual Report on Form 10-K for the year ended December 31, 2011.

	-	Total Corporate Lending exposure represents the Firm's potential loss assuming the market price of funded loans and lending commitments was zero.
-
On June 30, 2012, March 31, 2012 and June 30, 2011, the "event-driven" portfolio of pipeline commitments and closed deals to non-investment grade borrowers were $4.8 billion, $3.8 billion, and $7.2 billion, respectively.

	-	On June 30, 2012, March 31, 2012 and June 30, 2011, the HFI portfolio allowance for loan losses for funded loans was $58 million, $15 million and $0.6 million, respectively.
	-	On June 30, 2012, March 31, 2012 and June 30, 2011, the HFI portfolio allowance for credit losses for loan commitments was $27 million, $12 million and $0.4 million, respectively.
	-	Held for sale portfolio reflects loans and commitments carried at the lower of cost or fair market value.
	-	The hedge balance reflects the notional amount utilized by the corporate lending business.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Global Wealth Management Group Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change
Revenues:
Investment banking	$223	$205	$219	9%	2%	$428	$423	1%
Principal transactions:
Trading	222	371	289	(40%)	(23%)	593	622	(5%)
Investments	1	2	5	(50%)	(80%)	3	9	(67%)
Commissions and fees	531	630	679	(16%)	(22%)	1,161	1,449	(20%)
Asset management, distribution and admin. fees	1,857	1,739	1,755	7%	6%	3,596	3,417	5%
Other	80	57	147	40%	(46%)	137	237	(42%)
Total non-interest revenues	2,914	3,004	3,094	(3%)	(6%)	5,918	6,157	(4%)

Interest income	489	490	464	--	5%	979	917	7%
Interest expense	98	80	118	23%	(17%)	178	230	(23%)
Net interest	391	410	346	(5%)	13%	801	687	17%
Net revenues	3,305	3,414	3,440	(3%)	(4%)	6,719	6,844	(2%)

Compensation and benefits	1,994	2,105	2,132	(5%)	(6%)	4,099	4,241	(3%)
Non-compensation expenses	918	922	991	--	(7%)	1,840	1,942	(5%)
Total non-interest expenses	2,912	3,027	3,123	(4%)	(7%)	5,939	6,183	(4%)

Income (loss) from continuing operations before taxes	393	387	317	2%	24%	780	661	18%
Income tax provision / (benefit) from continuing operations	148	121	137	22%	8%	269	226	19%
Income (loss) from continuing operations	245	266	180	(8%)	36%	511	435	17%
Gain (loss) from discontinued operations after tax	61	1	4	*	*	62	6	*
Net income (loss)	306	267	184	15%	66%	573	441	30%
Net income (loss) applicable to noncontrolling interests	81	74	4	9%	*	155	78	99%
Net income (loss) applicable to Morgan Stanley	$225	$193	$180	17%	25%	$418	$363	15%

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	172	193	178	(11%)	(3%)	365	360	1%
Gain (loss) from discontinued operations after tax	53	0	2	*	*	53	3	*
Net income (loss) applicable to Morgan Stanley	$225	$193	$180	17%	25%	$418	$363	15%

Return on average common equity
from continuing operations	5%	6%	*			5%	2%
Pre-tax profit margin	12%	11%	9%			12%	10%
Compensation and benefits as a % of net revenues	60%	62%	62%			61%	62%

Notes:	-
Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance. Percentages represent income from continuing operations before income taxes as a percentage of net revenues.

	-	For the quarter ended June 30, 2012, discontinued operations included a pre-tax gain of $108 million ($73 million after-tax) and other operating income related to the sale of Quilter.
-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the caluclation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Global Wealth Management would have been 5% and 5%, respectively, for the quarter and six months ended June 30, 2011.

	-	Net income (loss) applicable to noncontrolling interests reflects the 49% allocation of MSSB's pre-tax results to Citigroup.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Global Wealth Management Group
(unaudited)

	Quarter Ended			Percentage Change From:
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011

Global representatives	16,934	17,193	17,987	(2%)	(6%)

Annualized revenue per global
representative (000's)	$775	$787	$762	(2%)	2%

Assets by client segment (billions)
$10m or more	560	588	538	(5%)	4%
$1m - $10m	704	735	729	(4%)	(3%)
Subtotal - > $1m	1,264	1,323	1,267	(4%)	--
$100k - $1m	399	381	392	5%	2%
< $100k	44	40	38	10%	16%
Total client assets (billions)	$1,707	$1,744	$1,697	(2%)	1%

% of assets by client segment > $1m	74%	76%	75%

Fee-based client account assets (billions)	$526	$531	$498	(1%)	6%
Fee-based assets as a % of client assets	31%	30%	29%

Bank deposit program (millions)	$112,418	$111,981	$110,354	--	2%

Client assets per global
representative (millions)	$101	$101	$94	--	7%

Global fee based asset flows (billions)	$4.1	$8.7	$9.5	(53%)	(57%)

Global retail locations	740	743	792	--	(7%)

Notes:	-	Annualized revenue per global representative is defined as annualized revenue divided by average global representative headcount.
	-	Fee-based client account assets represent the amount of assets in client accounts where the basis of payment for services is a fee calculated on those assets.
-
For the quarters ended June 30, 2012, March 31, 2012 and June 30, 2011, approximately $58 billion, $57 billion and $56 billion, respectively, of the assets in the bank deposit program are attributable to Morgan Stanley.

	-	Global fee based asset flows represent the net asset flows, excluding interest and dividends, in client accounts where the basis of payment for services is a fee calculated on those assets.
	-	Client assets per global representative represents total client assets divided by period end global representative headcount.
	-	Refer to Legal Notice on page 17.

MORGAN STANLEY
Quarterly Asset Management Income Statement Information
(unaudited, dollars in millions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change
Revenues:
Investment banking	$1	$7	$3	(86%)	(67%)	$8	$5	60%
Principal transactions:
Trading	(3)	(6)	(11)	50%	73%	(9)	(12)	25%
Investments (1)	16	132	247	(88%)	(94%)	148	429	(66%)
Commissions and fees	0	0	0	--	--	0	0	--
Asset management, distribution and admin. fees	408	411	406	(1%)	--	819	811	1%
Other	43	(3)	1	*	*	40	43	(7%)
Total non-interest revenues	465	541	646	(14%)	(28%)	1,006	1,276	(21%)

Interest income	2	3	3	(33%)	(33%)	5	7	(29%)
Interest expense	11	11	13	--	(15%)	22	25	(12%)
Net interest	(9)	(8)	(10)	(13%)	10%	(17)	(18)	6%
Net revenues	456	533	636	(14%)	(28%)	989	1,258	(21%)

Compensation and benefits	214	218	280	(2%)	(24%)	432	533	(19%)
Non-compensation expenses	199	187	188	6%	6%	386	432	(11%)
Total non-interest expenses	413	405	468	2%	(12%)	818	965	(15%)

Income (loss) from continuing operations before taxes	43	128	168	(66%)	(74%)	171	293	(42%)
Income tax provision / (benefit) from continuing operations	6	38	54	(84%)	(89%)	44	84	(48%)
Income (loss) from continuing operations	37	90	114	(59%)	(68%)	127	209	(39%)
Gain (loss) from discontinued operations after tax	0	1	0	*	--	1	6	(83%)
Net income (loss)	37	91	114	(59%)	(68%)	128	215	(40%)
Net income (loss) applicable to noncontrolling interests (1)	23	65	92	(65%)	(75%)	88	119	(26%)
Net income (loss) applicable to Morgan Stanley	$14	$26	$22	(46%)	(36%)	$40	$96	(58%)

Amounts applicable to Morgan Stanley:
Income (loss) from continuing operations	14	25	22	(44%)	(36%)	39	90	(57%)
Gain (loss) from discontinued operations after tax	0	1	0	*	--	1	6	(83%)
Net income (loss) applicable to Morgan Stanley	$14	$26	$22	(46%)	(36%)	$40	$96	(58%)

Return on average common equity
from continuing operations	2%	4%	*			3%	*
Pre-tax profit margin	9%	24%	26%			17%	23%
Compensation and benefits as a % of net revenues	47%	41%	44%			44%	42%

Notes:	-	Pre-tax profit margin is a non-GAAP financial measure that the Firm considers to be a useful measure that the Firm and investors use to assess operating performance.
-
For the quarter and six months ended June 30, 2011, the negative adjustment related to the MUFG conversion was included in the numerator in the calculation of the return on average common equity. Excluding this negative adjustment, the return on average common equity for Asset Management would have been 3% and 6%, respectively, for the quarter and six months ended June 30, 2011.

Percentages represent income from continuing operations before income taxes as a percentage of net revenues.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
Quarterly Financial Information and Statistical Data
Asset Management
(unaudited, dollars in billions)

	Quarter Ended			Percentage Change From:		Six Months Ended		Percentage
	June 30, 2012	Mar 31, 2012	June 30, 2011	Mar 31, 2012	June 30, 2011	June 30, 2012	June 30, 2011	Change

Net Revenues
Traditional Asset Management	$337	$342	$366	(1%)	(8%)	$679	$692	(2%)
Real Estate Investing (1)	122	146	166	(16%)	(27%)	268	279	(4%)
Merchant Banking	(3)	45	104	*	*	42	287	(85%)
Total Asset Management	$456	$533	$636	(14%)	(28%)	$989	$1,258	(21%)

Assets under management or supervision

Net flows by asset class (2)
Traditional Asset Management
Equity	$1.2	$(0.9)	$1.4	*	(14%)	$0.3	$3.4	(91%)
Fixed Income	(0.4)	(0.7)	(2.4)	43%	83%	(1.1)	(3.0)	63%
Liquidity	11.5	1.2	16.5	*	(30%)	12.7	18.1	(30%)
Alternatives	0.8	(0.1)	0.2	*	*	0.7	0.1	*
Total Traditional Asset Management	13.1	(0.5)	15.7	*	(17%)	12.6	18.6	(32%)

Real Estate Investing	0.0	0.7	(0.1)	*	*	0.7	0.1	*
Merchant Banking	0.0	0.0	0.1	--	*	0.0	(1.6)	*
Total net flows	$13.1	$0.2	$15.7	*	(17%)	$13.3	$17.1	(22%)

Assets under management or supervision by asset class (3)
Traditional Asset Management
Equity	$113	$117	$119	(3%)	(5%)
Fixed Income	58	58	61	--	(5%)
Liquidity	86	75	72	15%	19%
Alternatives	26	26	18	--	44%
Total Traditional Asset Management	283	276	270	3%	5%

Real Estate Investing	19	19	17	--	12%
Merchant Banking	9	9	9	--	--
Total Assets Under Management or Supervision	$311	$304	$296	2%	5%
Share of minority stake assets	5	6	7	(17%)	(29%)

Notes:	-	The alternatives asset class includes a range of investment products such as funds of hedge funds, funds of private equity funds and funds of real estate funds.
	-	The share of minority stake assets represents Asset Management's proportional share of assets managed by entities in which it owns a minority stake.
	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

This page represents an addendum to the 2Q 2012 Financial Supplement, Appendix I

MORGAN STANLEY
Country Risk Exposure (1) - European Peripherals and France
As of June 30, 2012
(unaudited, dollars in millions)

		Net				Exposure
	Net	Counterparty	Funded	Unfunded	CDS	Before
	Inventory (2)	Exposure (3)	Lending	Commitments	Adjustment (4)	Hedges	Hedges (5)	Net Exposure
Greece
Sovereigns	$24	$13	$-	$-	$-	$37	$-	$37
Non-sovereigns	86	5	34	-	-	125	(34)	91
Sub-total	110	18	34	-	-	162	(34)	128
Ireland
Sovereigns	34	10	-	-	4	48	(2)	46
Non-sovereigns	103	96	73	3	16	291	(18)	273
Sub-total	137	106	73	3	20	339	(20)	319
Italy
Sovereigns	(610)	279	-	-	279	(52)	(183)	(235)
Non-sovereigns	322	668	426	1,406	166	2,988	(505)	2,483
Sub-total	(288)	947	426	1,406	445	2,936	(688)	2,248
Spain
Sovereigns	(336)	16	-	-	506	186	(16)	170
Non-sovereigns	225	472	77	777	184	1,735	(306)	1,429
Sub-total	(111)	488	77	777	690	1,921	(322)	1,599
Portugal
Sovereigns	(285)	29	-	-	26	(230)	(83)	(313)
Non-sovereigns	66	33	127	-	54	280	(85)	195
Sub-total	(219)	62	127	-	80	50	(168)	(118)
Total Euro Peripherals (6)
Sovereigns	(1,173)	347	-	-	815	(11)	(284)	(295)
Non-sovereigns	802	1,274	737	2,186	420	5,419	(948)	4,471
Sub-total	(371)	1,621	737	2,186	1,235	5,408	(1,232)	4,176

France (6)
Sovereigns	(1,879)	237	-	-	11	(1,631)	(319)	(1,950)
Non-sovereigns	11	2,060	258	1,718	326	4,373	(1,071)	3,302
Sub-total	$(1,868)	$2,297	$258	$1,718	$337	$2,742	$(1,390)	$1,352

(1)
Country risk exposure is measured in accordance with the Firm’s internal risk management standards and includes obligations from sovereign and non-sovereigns, which includes governments, corporations, clearinghouses and financial institutions.

(2)
Net inventory representing exposure to both long and short single name and index positions (i.e., bonds and equities at fair value and CDS based on notional amount assuming zero recovery adjusted for any fair value receivable or payable).

(3)	Net counterparty exposure (i.e., repurchase transactions, securities lending and OTC derivatives) taking into consideration legally enforceable master netting agreements and collateral.
(4)
CDS adjustment represents credit protection purchased from European peripheral banks on European peripheral sovereign and financial institution risk, or French banks on French sovereign and financial institution risk.

Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(5)	Represents CDS hedges on net counterparty exposure and funded lending. Based on the CDS notional amount assuming zero recovery adjusted for any fair value receivable or payable.
(6)	In addition, at June 30, 2012, the Firm had European Peripherals and French exposure for overnight deposits with banks of approximately $84 million and $19 million, respectively.
- Refer to Legal Notice on page 17.

This page represents an addendum to the 2Q 2012 Financial Supplement, Appendix II

MORGAN STANLEY
Earnings Per Share Calculation Under Two-Class Method
Three Months Ended June 30, 2012
(unaudited, in millions, except for per share data)

	Allocation of net income from continuing operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income from continuing operations applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,885	99%		$94	$442	$536	(6)	$0.28
Participating Restricted Stock Units (1)	10	1%		$1	$2	$3	(7)	N/A
	1,895	100%	$539	$95	$444	$539

	Allocation of gain (loss) from discontinued operations
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Gain (loss) from Discontinued Operations Applicable to Common Shareholders, after Tax (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,885	99%		$0	$28	$28	(6)	$0.02
Participating Restricted Stock Units (1)	10	1%		$0	$0	$0	(7)	N/A
	1,895	100%	$28	$0	$28	$28

	Allocation of net income applicable to common shareholders
	(A)	(B)	(C)	(D)	(E)	(F)		(G)
						(D)+(E)		(F)/(A)
	Weighted Average # of Shares	% Allocation (2)	Net income applicable to Morgan Stanley (3)	Distributed Earnings (4)	Undistributed Earnings (5)	Total Earnings Allocated		Basic EPS (8)
Basic Common Shares	1,885	99%		$94	$470	$564	(6)	$0.30
Participating Restricted Stock Units (1)	10	1%		$1	$2	$3	(7)	N/A
	1,895	100%	$567	$95	$472	$567

Note:	-	Refer to End Notes on pages 15-16 and Legal Notice on page 17.

MORGAN STANLEY
End Notes

Page 4:

(1)	Reflects the regional view of the Firm's consolidated net revenues, on a managed basis, based on the following methodology:
Institutional Securities: investment banking - client location, equity capital markets - client location, debt capital markets - revenue recording location, sales & trading - trading desk location. Global Wealth Management: financial advisor location. Asset Management:
client location except for the merchant banking business which is based on asset location.
(2)	Risk weighted assets (RWA) are calculated in accordance with the regulatory capital requirements of the Federal Reserve. RWAs reflect both on and off-balance sheet risk of the Firm. Market RWAs reflect capital charges attributable to the risk of loss resulting from adverse changes in market prices and other factors. Credit RWAs reflect capital charges attributable to the risk of loss arising from a borrower or counterparty failing to meet its financial obligations.
(3)	The Global Liquidity Reserve, which is held within the Parent and operating subsidiaries, is comprised of highly liquid and diversified cash and cash equivalents and unencumbered securities. Eligible unencumbered securities include U.S. government securities, U.S. agency securities, U.S.
agency mortgage-backed securities, FDIC-guaranteed corporate debt and non-U.S. government securities. For a further discussion of the Firm's
Global Liquidity Reserve, see the Firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.
(4)	Goodwill and intangible balances net of allowable mortgage servicing rights deduction for quarters ended June 30, 2012, March 31, 2012 and June 30, 2011 of $7 million, $89 million and $120 million, respectively.
(5)	In accordance with the Federal Reserve Board's formalized definition as of December 30, 2011, Tier 1 common capital is defined as Tier 1 capital less non-common elements in Tier 1 capital, including perpetual preferred stock and related surplus, minority interest in subsidiaries, trust preferred securities and mandatory convertible preferred securities. Prior periods have been recast to conform to this definition. This computation is a preliminary estimate as of July 19, 2012 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on
Form 10-Q for the quarter ended June 30, 2012.
(6)	Tier 1 capital consists predominately of common shareholders' equity as well as qualifying preferred stock and qualifying restricted core capital elements (trust preferred securities and noncontrolling interests) less goodwill, non-servicing intangible assets (excluding allowable mortgage servicing rights), net deferred tax assets (recoverable in excess of one year), an after-tax debt valuation adjustment and certain other deductions, including equity investments. This computation is a preliminary estimate as of July 19, 2012 (the date of this release) and could be subject to revision in Morgan Stanley’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2012.

Page 5:

(1)	The Firm’s capital estimation is based on the Required Capital framework, an internal capital adequacy measure which considers a risk-based going concern capital after absorbing potential losses from extreme stress events at a point in time. Beginning in the quarter ended March 31,
2012, the Firm's Required Capital is met by Tier 1 common capital. Tier 1 common capital and common equity attribution to business segment is based on capital usage calculated by the framework. The difference between the Firm's Tier 1 common capital and aggregate Required Capital is the Firm's Parent capital. The Firm generally holds parent capital for prospective regulatory requirements, including Basel III, organic growth, acquisitions and other capital needs. The Required Capital framework will continue to evolve over time in response to changes in the business and regulatory environment and to incorporate enhancements in modeling techniques.

Page 7:

(1)	Represents the loss amount that one would not expect to exceed, on average, more than five times every one hundred trading days in the Firm's trading positions if the portfolio were held constant for a one-day period. Trading VaR for all primary market risk categories has been recast for all periods to exclude Credit Portfolio VaR which includes mark-to-market relationship lending exposures and associated hedges as well as counterparty credit risk valuation adjustments including its related hedges. Credit Portfolio VaR is disclosed as a separate category. The Firm considers this new allocation method to be a more transparent view of the Firm's traded market risk. For further discussion of the calculation of VaR and the limitations of the Firm's VaR methodology, see Part II, Item 7A "Quantitative and Qualitative
Disclosures about Market Risk" included in the Firm's 10-K for the year ended December 31, 2011.

Page 11:

(1)	The quarters ended June 30, 2012, March 31, 2012 and June 30, 2011, include investment gains (losses) for certain funds included in the Firm's consolidated financial statements. The limited partnership interests in these gains were reported in net income (loss)
applicable to noncontrolling interests.

MORGAN STANLEY
End Notes

Page 12:

(1)	Real Estate Investing revenues include gains or losses related to principal investments held by certain consolidated real estate funds.
These gains or losses are offset in the net income (loss) applicable to noncontrolling interest. The investment gains (losses) for the quarters ended June 30, 2012, March 31, 2012 and June 30, 2011, are $24 million, $67 million and $95 million, respectively.
(2)	Net Flows by region [inflow / (outflow)] for the quarters ended June 30, 2012, March 31, 2012 and June 30, 2011 are:
North America: $7.0 billion, $(2.5) billion and $14.5 billion
International: $6.1 billion, $2.7 billion and $1.2 billion
(3)	Assets under management or supervision by region for the quarters ended June 30, 2012, March 31, 2012 and June 30, 2011 are:
North America: $198 billion, $195 billion and $193 billion
International: $113 billion, $109 billion and $103 billion

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(1)	Unvested share-based payment awards that contain non-forfeitable rights to dividends or dividend equivalents (whether paid or unpaid)
are participating securities and are included in the computation of EPS pursuant to the two-class method. Restricted Stock Units ("RSUs")
that pay dividend equivalents subject to vesting are not deemed participating securities and are included in diluted shares outstanding
(if dilutive) under the treasury stock method.
(2)	The percentage of weighted basic common shares and participating RSUs to the total weighted average of basic common shares and participating RSUs.
(3)	Represents net income from continuing operations, gain (loss) from discontinued operations (after-tax), and net income applicable to Morgan Stanley for the quarter ended June 30, 2012 prior to allocations to participating RSUs.
(4)	Distributed earnings represent the dividends declared on common shares and participating RSUs for the quarter ended June 30, 2012.
The amount of dividends declared is based upon the number of common shares outstanding as of the dividend record date. During the quarter ended June 30, 2012, a $0.05 dividend was declared on common shares outstanding and participating RSUs.
(5)	The two-class method assumes all of the earnings for the reporting period are distributed and allocated to the participating RSUs what they would be entitled to based on their contractual rights and obligations of the participating security.
(6)	Total income applicable to common shareholders to be allocated to the common shares in calculating basic and diluted EPS for common shares.
(7)	Total income applicable to common shareholders to be allocated to the participating RSUs reflected as a deduction to the numerator in determining basic and diluted EPS for common shares.
(8)	Basic and diluted EPS data are required to be presented only for classes of common stock, as described under the accounting guidance for earnings per share.

MORGAN STANLEY
Legal Notice

This Financial Supplement contains financial, statistical and business-related information, as well as business and segment trends.
The information should be read in conjunction with the Firm's second quarter earnings press release issued July 19, 2012.

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